Q4 2020 EARNINGS PRESENTATION December 17, 2020 Exhibit 99.2

Safe Harbor Statement and Other Cautionary Notes Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as believe, expect, anticipate, intend, plan, estimate, or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2020. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events. The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the company. Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance. It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

Fourth Quarter 2020 Summary Note:This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation. Operating results improved sequentially, reflecting stronger economic and truck industry conditions Q4 net loss of $236 million includes $297 million of tax-effected significant items, resulting in adjusted net income of $61 million Generated Q4 adjusted EBITDA of $169 million and manufacturing free cash flow of $229 million Ended the year with manufacturing cash of $1.75 billion Launched new International HX severe service truck series in November Announced hydrogen fuel cell development project with Cummins Signed definitive merger agreement with TRATON

Tremendous business accomplishments despite COVID-19 pandemic Effectively maintained employee health and safety through enhanced protocols Broke ground on capital investments in San Antonio and Huntsville Formed new partnerships to provide customer solutions for emerging technologies Plans to announce a new product every six months for the next three years Financial results improved in second half of 2020 Improved adjusted EBITDA each quarter of the year Achieved adjusted EBITDA margin of 8.2% in fourth quarter Generated $383 million of manufacturing free cash flow in the second half of 2020 Market share built momentum and improved sequentially during 2020 Bus share up 2 points to 37.8%, second consecutive year as market leader Severe Service share rose 1 point to 15.8% 2020 Accomplishments Note:This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

Fourth Quarter and Annual 2020 Consolidated Results ($ in millions, except per share and units) Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation. Includes U.S. and Canada School buses and Class 6-8 trucks. Amounts attributable to Navistar International Corporation. Q4 2020 results include $297 million of tax-affected significant items. See REG G for more details.

Fourth Quarter 2020 Segment Results ($ in millions) During Q4 2020, the Truck segment recorded a charge of $58 million, including $8 million of legal and other fees, related to the Department of Justice litigation settlement. (A) Sales and Revenues Segment Profit (Loss) Quarters Ended October 31 Quarters Ended October 31 2020 2019 2020 2019 Truck $1,478 $2,105 $-10 $86 Parts 496 547 129 161 Global Operations 87 93 12 -10 Financial Services 47 71 14 30

Annual 2020 Segment Results ($ in millions) (A) (B) During 2020, the Truck segment recorded a charge of $58 million, including $8 million of legal and other fees, related to the Department of Justice litigation settlement. During 2019, the Truck segment recognized a net charge of $129 million related to the MaxxForce Advanced EGR engine class action settlement and related litigation, and a gain of $51 million related to the sale of a majority interest in the Navistar Defense business. Sales and Revenues Segment Profit (Loss) Years Ended October 31 Years Ended October 31 2020 2019 2020 2019 Truck $5,312 $8,585 $-,141 $269 Parts 1,846 2,245 448 598 Global Operations 253 343 0 0 Financial Services 217 297 65 123

Strong Cash Balance, No Near-Term Manufacturing Debt Maturities ($ in millions) Manufacturing Cash Balance(A) Manufacturing Debt Maturities(B) Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation. Amounts include manufacturing cash and cash equivalents. Q4 2020 ending consolidated equivalent cash balance was $1.8 billion. Amounts exclude restricted cash.  Total manufacturing debt of $3.5 billion as of October 31, 2020. Graph does not include financed lease obligations and other, totaling $54 million.  9.5% Senior Secured Notes Senior Secured Term Loan $2,150

Appendix

Days Sales Inventory On-Hand Normal range is 80-120 days inventory on hand Includes US and Canada Class 6-8 company and dealer truck inventory, but does not include IC Bus *Calculation is based on the 3-month rolling average of inventory-to-retail sales ratio 100 Days

Retail Market Share in Commercial Vehicle Segments Class 6/7 Medium-Duty Class 8 Severe Service Class 8 Heavy Years Ended October 31, 2020 2019 2018 Core Markets (U.S. and Canada) School buses…........................…............ 0.378 0.35799999999999998 0.33200000000000002 Class 6 and 7 medium trucks…............ 0.21 0.27 0.23300000000000001 Class 8 heavy trucks…............................ 9.5% 0.13800000000000001 0.13700000000000001 Class 8 severe service trucks.…........... 0.158 0.14799999999999999 0.129 Combined class 8 trucks….................... 0.114 0.14099999999999999 0.13500000000000001

Worldwide Truck Chargeouts _______________________ We define chargeouts as trucks that have been invoiced to customers. The units held in dealer inventory represent the principal difference between retail deliveries and chargeouts. The above table summarizes our approximate worldwide chargeouts. We define our Core markets to include U.S. and Canada School bus and Class 6 through 8 trucks. Other markets primarily consist of Class 4/5 vehicles, Export Truck, Mexico, and post-sale Navistar Defense. Other markets include certain Class 4/5 vehicle chargeouts of 2,600 and 3,000 General Motors ("GM")-branded units sold to GM for the quarters ended October 31, 2020 and 2019, respectively, and 7,300 and 9,000 for the years ended October 31, 2020 and 2019, respectively. Three Months Ended October 31, % Years Ended October 31, % 2020 2019 Change Change 2020 2019 Change Change Core Markets (U.S. and Canada) School buses 3,000 3,300 -,300 -9.0909090909090912E-2 11,100 13,000 -1,900 -0.14615384615384616 Class 6 and 7 medium trucks 3,100 5,800 -2,700 -0.46551724137931033 15,400 29,200 ,-13,800 -0.4726027397260274 Class 8 heavy trucks 4,600 7,300 -2,700 -0.36986301369863012 13,700 33,100 ,-19,400 -0.58610271903323263 Class 8 severe service trucks 2,500 3,800 -1,300 -0.34210526315789475 10,200 11,900 -1,700 -0.14285714285714285 Total Core markets 13,200 20,200 -7,000 -0.34653465346534651 50,400 87,200 ,-36,800 -0.42201834862385323 Non "Core" defense - 0 - N/A 0 100 -,100 -1 Other markets(A) 4,500 5,000 -,500 -0.1 15,600 19,200 -3,600 -0.1875 Total worldwide units 17,700 25,200 -7,500 -0.29761904761904762 66,000 ,106,500 ,-40,500 -0.38028169014084506 Combined class 8 trucks 7,100 11,100 -4,000 -0.36036036036036034 23,900 45,000 ,-21,100 -0.46888888888888891

Financial Services Segment Highlights Financial Services segment profit of $14M for Q4 2020 and $65M 2020 Segment financing availability of $814M as of October 31, 2020 Financial Services debt/equity leverage of 2.8:1 as of October 31, 2020 Repaid $300M two-year dealer funding notes that matured in September 2020 Retail Notes Bank Facilities Dealer Floor Plan Bank revolver capacity of $748M matures May 2024 Funding for retail notes, wholesale notes, retail accounts, and dealer open accounts $200M TRAC Facility extended to June 2021 On balance sheet NFSC wholesale trust as of October 31, 2020 $950M funding facility Variable portion matures May 2021 Term portions mature May 2021 and July 2022 On balance sheet Program management continuity Broad product offering Ability to support large fleets Access to less expensive capital C A P I T A L Funded by BMO Financial Group NFC(1) Facilities 1 Navistar Financial Corporation (NFC) is the U.S. financial entity of Navistar’s Financial Services segment.

Frequently Asked Questions Q1: What is included in Corporate and Eliminations? A:The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive and profit sharing, manufacturing interest expense, and the elimination of intercompany sales and profit between segments. Q2: What is included in your equity in income of non-consolidated affiliates? A:Equity in income of non-consolidated affiliates is derived from the ownership interests in partially-owned affiliates that are not consolidated. Q3: What is your net income attributable to non-controlling interests? A:Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which the company does not own 100% and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture. Q4:What are your expected 2021 and beyond pension funding requirements? A: In 2020 and 2019, we contributed $35 million and $140 million, respectively, to our U.S. and Canadian pension plans (the "Plans") to meet regulatory minimum funding requirements. In 2020, we deferred $157 million of previously expected contributions until the first quarter of 2021 under the provisions of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"). In 2021 we expect to contribute approximately $320 million to meet the minimum required contributions for all plans. Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates, and the impact of any future funding relief. We currently expect that in 2022 and 2023, we will be required to contribute approximately $170 million and $160 million per year, respectively, depending on asset performance and discount rates. Q5:What is your expectation for future cash tax payments? A:Cash tax payments are expected to remain low in 2021 and could gradually increase as the company utilizes available net operating losses (NOLs) and tax credits in future years.

Frequently Asked Questions

NAVISTAR

Q6: What is the current balance of net operating losses as compared to other deferred tax assets?

A: As of October 31, 2020, the Company had deferred tax assets for U.S. federal NOLs valued at $495 million, state NOLs valued at $165 million, and foreign NOLs valued at $141 million, for a total undiscounted cash value of $801 million. In addition to NOLs, the Company had deferred tax assets for accumulated tax credits of $183 million and other deferred tax assets of $1.2 billion resulting in net deferred tax assets before valuation allowances of approximately $2.2 billion. Of this amount, $2.0 billion was subject to a valuation allowance at the end of FY2020.

Q7: What adjustments do you make to the ACT forecast to align with company's presentation?

A:

Reconciliation to ACT – Retail Sales	2021
ACT*	271,400
CY to FY adjustment	(6,400)
"Other Specialty OEMs" included in ACT's forecast; we do not include these specialty OEMs in our forecast or in our internal/external reports	(4,500)
Total (ACT comparable Class 8 Navistar)	260,500

*Source: ACT N.A. Commercial Vehicle Outlook – December 2020

Q8: Please discuss the process from an order to a retail delivery?

A: Orders* are customers' written commitments to purchase vehicles. Order backlogs* are orders yet to be built as of the end of a period. Chargeouts are vehicles that have been invoiced to customers. Retail deliveries occur when customers take possession and register the vehicle. Units held in dealer inventory represent the principal difference between retail deliveries and chargeouts.

* Orders and units in backlog do not represent guarantees of purchases and are subject to cancellation.

Q4 2020 Earnings – 12/17/2020

NYSE: NAV 15

Q10: What is your revenue by product type(A)? A:    ___________________________ Includes other markets primarily consisting of Bus, Export Truck and Mexico. Retail financing and Wholesale financing revenues in the Financial Services segment include interest revenue of $58 million and $31 million, respectively, for the year ended October 31, 2020. Frequently Asked Questions Q9: How do you define manufacturing free cash flow? A: ___________________________ Net of adjustments required to eliminate certain intercompany transactions between Manufacturing operations and Financial Services operations. Year Ended Quarters Ended Qtr Ended Qtr Ended ($ in millions) Oct. 31 2020 Oct. 31, 2020 Jul. 31, 2020 Apr 30, 2020 Jan. 31, 2020 Oct. 31, 2016 Jul. 31, 2016 Consolidated Net Cash from Operating Activities $474 $342 $250 $-,217 $99 $346 $281 $90 Less: Net Cash from Financial Services Operations 544 80 71 -17 410 142 -3 95 Net Cash from Manufacturing Operations(A) ....................... -70 262 179 -,200 -,311 204 284 -5 Less: Capital Expenditures 148 33 25 31 59 44 -32 -29 Manufacturing Free Cash Flow $-,218 $229 $154 $-,231 $-,370 $160 $252 $-34 ($ in millions) Truck Parts Global Operations Financial Services Corporate and Eliminations Total Three Months Ended October 31, 2020 Truck products and services(A) $ 1218 $ — $ — $ — $ 3 $ 1221 Truck contract manufacturing 129 — — — — 129 Used trucks 64 — — — — 64 Engines — 51 72 — — 123 Parts 1 443 16 — — 460 Extended warranty contracts 28 — — — — 28 Sales of manufactured products, net 1440 494 88 — 3 2025 Retail financing(B) — — — 35 -2 33 Wholesale financing(B) — — — 7 — 7 Financial revenues — — — 42 -2 40 Sales and revenues, net $ 1440 $ 494 $ 88 $ 42 $ 1 $ 2065

Outstanding Debt Balances($ in millions)October 31, 2020October 31, 2019Financial Services operationsAsset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2022, net of unamortized debt issuance costs of $3 and $4, respectively$ 724$991Bank credit facilities, at fixed and variable rates, due dates from 2020 through 2025, net of unamortized debt issuance costs of less than $1 at both dates9401,059Commercial paper, at variable rates, program matures in 2022-84Borrowings secured by operating and finance leases, at various rates, due serially through 2024170122Total Financial Services operations debt……………………………………………………………………………….….1,8342,256Less: Current portion595839Net long-term Financial Services operations debt……………………………………………………………….…..$1,239$1,417

SEC Regulation G Non-GAAP Reconciliation SEC Regulation G Non-GAAP Reconciliation: The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and are reconciled to the most appropriate GAAP number below. Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”): We define EBITDA as our consolidated net income (loss) attributable to Navistar International Corporation plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information as to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results. Adjusted Net Income and Adjusted EBITDA: We believe that adjusted net income and adjusted EBITDA, which excludes certain identified items that we do not consider to be part of our ongoing business, improves the comparability of year-to-year results, and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance. Manufacturing Cash and Cash Equivalents Manufacturing cash and cash equivalents and free cash flow represents the Company’s consolidated cash and cash equivalents excluding cash and cash equivalents, of our financial services operations. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our ability to meet our operating requirements, capital expenditures, equity investments, and financial obligations. Gross Margin consists of Sales and revenues, net, less Costs of products sold. Structural Cost consists of Selling, general and administrative expenses and Engineering and product development costs. Manufacturing Free Cash Flow consists of Net cash from operating activities and Capital Expenditures, all from our Manufacturing operations Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by Sales and revenues, net.

SEC Regulation G Non-GAAP Reconciliation Manufacturing Operations Cash and Cash Equivalents Reconciliation:

SEC Regulation G Non-GAAP Reconciliations Earnings (Loss) Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) Reconciliation ______________________ (A) Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the Manufacturing and Corporate operations, adjusted to eliminate interest expense of our Financial Services segment. The following table reconciles Manufacturing interest expense to the consolidated interest expense: For more detail on the items noted, please see the footnotes on slide 22. Quarters Ended October 31, Years Ended October 31, (in millions) 2020 2019 2020 2019 EBITDA (reconciled above) $ -,197 $ 208 $ -8 $ 640 Adjusted for significant items of: Adjustments to pre-existing warranties (A) 14 -4 40 3 Asset impairment charges (B) 3 1 28 7 Restructuring of manufacturing operations (C) -3 13 2 14 MaxxForce Advanced EGR engine lawsuits (D) — 1 — 129 Legal settlements (E) 58 — 58 — Shy profit-sharing accrual (F) 289 — 289 — Gain on sale (G) — — — -56 Debt refinancing charges (H) 5 — 5 6 Pension settlement (I) — — 7 142 Settlement gain (J) — — -1 -3 Total adjustments 366 11 428 242 Adjusted EBITDA $ 169 $ 219 $ 420 $ 882 Adjusted EBITDA Margin 8.2% 7.9% 5.6% 7.8% Quarters Ended October 31, Years Ended October 31, (in millions) 2020 2019 2013 2020 2019 Income attributable to NIC, net of tax $ -236 $ 102 $ $ -347 $ 221 Plus: Depreciation and amortization expense 53 49 199 193 Manufacturing interest expense (A) 55 47 199 207 Adjusted for: Income tax expense 69 -10 59 -19 EBITDA $ -197 $ 208 $ $ -8 $ 640 Quarters Ended April 30, (in millions) 2015 2015 Interest expense ……………………………………………………………….. 75 75 Less: Financial services interest expense ………………………………….. 18 18 Manufacturing interest expense ……………………..……………………… 57 57 Quarters Ended April 30, (in millions) 2015 2015 EBITDA (reconciled above) …......…………………………………… $85 $85 Less significant items of: Adjustments to pre-existing warranties(A) ………………………...... 18 18 Restructuring charges(D) ………………………………...….………… 2 2 Asset impairment charges(C) ………...……………………………….. 1 1 Gain on settlement(E) ………………………………………………….. -10 -10 Brazil truck business actions(F) …….....……………………………… 6 match below 6 Total adjustments 17 17 Adjusted EBITDA …......………………………………………….....…… $102 $102 Quarters Ended April 30, (in millions) 2015 2015 Expense (income): Adjustments to pre-existing warranties(A) $18 $18 Accelerated depreciation(B) 12 12 Asset impairment charges(C) 1 1 Other restructuring charges and strategic initiatives(D) 2 2 Gain on settlement(E) -10 -10 Brazil truck business actions(F) 6 6 Brazilian tax adjustments(G) — — (A) Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available. Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available. (B) In the first and second quarter of 2015, the Truck segment recognized charges of $13 million and $12 million, respectively, for the acceleration of depreciation of certain assets related to the foundry facilities. In the first and second quarter of 2015, the Truck segment recognized charges of $13 million and $12 million, respectively, for the acceleration of depreciation of certain assets related to the foundry facilities. (C) In the second quarter and first half of 2015, the Company concluded it had a triggering event related to certain operating leases, as a result, the Truck segment recorded $1 million and $7 million, respectively, of asset impairment charges. In the second quarter of 2014, we recognized a non-cash charge of $149 million for the impairment of certain intangible assets of our Brazilian engine reporting unit. Due to slower than expected growth in the Brazilian economy causing declines in actual and forecasted results, we tested the goodwill of our Brazilian engine reporting unit and trademark for potential impairment. As a result, we determined that the entire $142 million balance of goodwill and $7 million of trademark were impaired. Additionally, in the first quarter of 2014, the Company concluded it had a triggering event related to potential sales of assets requiring assessment of impairment for certain intangible and long-lived assets in the Truck segment. As a result, the Truck segment recognized asset impairment charges of $18 million. In the second quarter and first half of 2015, the Company concluded it had a triggering event related to certain operating leases, as a result, the Truck segment recorded $1 million and $7 million, respectively, of asset impairment charges. In the second quarter of 2014, we recognized a non-cash charge of $149 million for the impairment of certain intangible assets of our Brazilian engine reporting unit. Due to slower than expected growth in the Brazilian economy causing declines in actual and forecasted results, we tested the goodwill of our Brazilian engine reporting unit and trademark for potential impairment. As a result, we determined that the entire $142 million balance of goodwill and $7 million of trademark were impaired. Additionally, in the first quarter of 2014, the Company concluded it had a triggering event related to potential sales of assets requiring assessment of impairment for certain intangible and long-lived assets in the Truck segment. As a result, the Truck segment recognized asset impairment charges of $18 million. (D) In the second quarter of 2014, we incurred restructuring charges of $8 million related to cost reduction actions that included a reduction-in-force in the U.S. In the second quarter of 2014, we incurred restructuring charges of $8 million related to cost reduction actions that included a reduction-in-force in the U.S. (E) In the second quarter of 2015, the Global Operations segment recognized a $10 million gain resulting from a customer settlement, which includes an offsetting restructuring charge of $4 million. In the second quarter of 2015, the Global Operations segment recognized a $10 million gain resulting from a customer settlement, which includes an offsetting restructuring charge of $4 million. (F) In the second quarter and first half of 2015 our Global Operations segment recorded $6 million in inventory charges to right size the Brazil Truck business. In the second quarter and first half of 2015 our Global Operations segment recorded $6 million in inventory charges to right size the Brazil Truck business. (G) During the second quarter of 2014, our evaluation of the realizability of our Brazilian deferred tax assets resulted in a determination that a valuation allowance was required, due to a deterioration of operating performance in Brazil, an increase in net operating loss carryforwards, and the impairment of certain Brazilian intangible assets. As a result, we recorded a net expense of $29 million related to establishment of the valuation allowance and tax impact from the impairment of certain intangible assets. During the second quarter of 2014, our evaluation of the realizability of our Brazilian deferred tax assets resulted in a determination that a valuation allowance was required, due to a deterioration of operating performance in Brazil, an increase in net operating loss carryforwards, and the impairment of certain Brazilian intangible assets. As a result, we recorded a net expense of $29 million related to establishment of the valuation allowance and tax impact from the impairment of certain intangible assets. The above items, except for the Brazilian tax adjustments, did not have a material impact on taxes due to the valuation allowances on our U.S. deferred tax assets, which was established in the fourth quarter of 2012. Quarters Ended April 30, (in millions) 2015 2015 Loss from continuing operations attributable to NIC, net of tax ………… $ -64 $ -64 Plus: Depreciation and amortization expense ……………………………….. 74 74 Manufacturing interest expense(A) ………………………………….…. 57 57 Less: Income tax benefit (expense) …………………………………………… -18 -18 EBITDA ………………………………………………………………………… $ 85 $ 85 Quarters Ended October 31, Years Ended October 31, (in millions) 2020 2019 2020 2019 Interest expense $ 69 $ 69 $ 268 $ 312 Less: Financial services interest expense 14 22 69 105 Manufacturing interest expense $ 55 $ 47 $ 199 $ 207 Quarters Ended April 30, (in millions) 2015 2015 EBITDA (reconciled above) …......…………………………………… $85 $85 Less significant items of: Adjustments to pre-existing warranties(A) ………………………...... 18 18 Restructuring charges(D) ………………………………...….………… 2 2 Asset impairment charges(C) ………...……………………………….. 1 1 Gain on settlement(E) ………………………………………………….. -10 -10 Brazil truck business actions(F) …….....……………………………… 6 6 Total adjustments 17 17 Adjusted EBITDA …......………………………………………….....…… $102 $102 Quarters Ended April 30, (in millions) 2015 2015 Expense (income): Adjustments to pre-existing warranties(A) $18 $18 Accelerated depreciation(B) 12 12 Asset impairment charges(C) 1 1 Other restructuring charges and strategic initiatives(D) 2 2 Gain on settlement(E) -10 -10 Brazil truck business actions(F) 6 6 Brazilian tax adjustments(G) — — (A) Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available. Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available. (B) In the first and second quarter of 2015, the Truck segment recognized charges of $13 million and $12 million, respectively, for the acceleration of depreciation of certain assets related to the foundry facilities. In the first and second quarter of 2015, the Truck segment recognized charges of $13 million and $12 million, respectively, for the acceleration of depreciation of certain assets related to the foundry facilities. (C) In the second quarter and first half of 2015, the Company concluded it had a triggering event related to certain operating leases, as a result, the Truck segment recorded $1 million and $7 million, respectively, of asset impairment charges. In the second quarter of 2014, we recognized a non-cash charge of $149 million for the impairment of certain intangible assets of our Brazilian engine reporting unit. Due to slower than expected growth in the Brazilian economy causing declines in actual and forecasted results, we tested the goodwill of our Brazilian engine reporting unit and trademark for potential impairment. As a result, we determined that the entire $142 million balance of goodwill and $7 million of trademark were impaired. Additionally, in the first quarter of 2014, the Company concluded it had a triggering event related to potential sales of assets requiring assessment of impairment for certain intangible and long-lived assets in the Truck segment. As a result, the Truck segment recognized asset impairment charges of $18 million. In the second quarter and first half of 2015, the Company concluded it had a triggering event related to certain operating leases, as a result, the Truck segment recorded $1 million and $7 million, respectively, of asset impairment charges. In the second quarter of 2014, we recognized a non-cash charge of $149 million for the impairment of certain intangible assets of our Brazilian engine reporting unit. Due to slower than expected growth in the Brazilian economy causing declines in actual and forecasted results, we tested the goodwill of our Brazilian engine reporting unit and trademark for potential impairment. As a result, we determined that the entire $142 million balance of goodwill and $7 million of trademark were impaired. Additionally, in the first quarter of 2014, the Company concluded it had a triggering event related to potential sales of assets requiring assessment of impairment for certain intangible and long-lived assets in the Truck segment. As a result, the Truck segment recognized asset impairment charges of $18 million. (D) In the second quarter of 2014, we incurred restructuring charges of $8 million related to cost reduction actions that included a reduction-in-force in the U.S. In the second quarter of 2014, we incurred restructuring charges of $8 million related to cost reduction actions that included a reduction-in-force in the U.S. (E) In the second quarter of 2015, the Global Operations segment recognized a $10 million gain resulting from a customer settlement, which includes an offsetting restructuring charge of $4 million. In the second quarter of 2015, the Global Operations segment recognized a $10 million gain resulting from a customer settlement, which includes an offsetting restructuring charge of $4 million. (F) In the second quarter and first half of 2015 our Global Operations segment recorded $6 million in inventory charges to right size the Brazil Truck business. In the second quarter and first half of 2015 our Global Operations segment recorded $6 million in inventory charges to right size the Brazil Truck business. (G) During the second quarter of 2014, our evaluation of the realizability of our Brazilian deferred tax assets resulted in a determination that a valuation allowance was required, due to a deterioration of operating performance in Brazil, an increase in net operating loss carryforwards, and the impairment of certain Brazilian intangible assets. As a result, we recorded a net expense of $29 million related to establishment of the valuation allowance and tax impact from the impairment of certain intangible assets. During the second quarter of 2014, our evaluation of the realizability of our Brazilian deferred tax assets resulted in a determination that a valuation allowance was required, due to a deterioration of operating performance in Brazil, an increase in net operating loss carryforwards, and the impairment of certain Brazilian intangible assets. As a result, we recorded a net expense of $29 million related to establishment of the valuation allowance and tax impact from the impairment of certain intangible assets. The above items, except for the Brazilian tax adjustments, did not have a material impact on taxes due to the valuation allowances on our U.S. deferred tax assets, which was established in the fourth quarter of 2012.

SEC Regulation G Non-GAAP Reconciliation Adjusted Net Income Reconciliation: ____________________ For more detail on the items noted, please see the footnotes on slide 22. Quarter Ended, Oct 31 Year Ended, Oct 31 ($ in millions) 2020 2019 2020 2019 2018 Net income from continuing operations attributable to NIC… $ -,236 $ 102 $ -,347 $ 221 Adjusted for significant items of: $ 989 583 Adjustments to pre-existing warranties (A) 14 -4 40 3 95 Asset impairment charges (B) 3 1 28 7 95 Restructuring of manufacturing operations (C) -3 13 2 14 95 MaxxForce Advanced EGR Engine lawsuits (D) — 1 — 129 95 Legal Settlements (E) 58 — 58 — Shy profit-sharing accrual (F) 289 — 289 — Gain on sale (G) — — — -56 95 Debt refinancing charges (H) 5 — 5 6 95 Pension settlement (I) ................................ — — 7 142 95 Settlement gain (J) — — -1 -3 95 Total adjustments 366 11 428 242 95 Tax effect (K) -69 1 -71 -40 95 Adjusted net income attributable to NIC $ 61 $ 114 $ 10 $ 423 $ 1,084 733

(A) Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historical and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available. (B) During 2020, we recorded $28 million of asset impairment charges, comprised of $16 million of asset impairment charges related to certain assets under operating leases and certain other long-lived assets in our Truck segment and $12 million of asset impairment charges related to long-lived assets in our Brazil asset group in our Global Operations segment. During 2019, we recorded $7 million of asset impairment charges relating to certain assets under operating leases in our Truck segment. (C) During 2020, we recorded net restructuring charges of $2 million due to restructuring activity throughout the organization. During 2019, we recorded charges of $14 million primarily related to cost reduction actions recorded in Costs of product sold and Restructuring charges in our Global Operations segment. (D) During 2019, we recognized a net charge of $129 million related to the MaxxForce Advanced EGR engine class action settlement and related litigation in our Truck segment. (E) During 2020, we recorded a charge of $58 million, including $8 million of legal and other fees, related to a proposed legal settlement with the Department of Justice, related to Navistar Defense. (F) During 2020, we recorded a charge of $289 million related to the Shy profit-sharing accrual. (G) During 2019, we recognized a gain of $51 million related to the sale of a majority interest in the Navistar Defense business in our Truck segment, and a gain of $5 million related to the sale of our joint venture in China with JAC in our Global Operations segment. (H) During 2020 we recorded a charge of $5 million for the write-off of debt issuance costs and discounts associated with the 6.75% Tax Exempt Bonds. During 2019, we recorded a charge of $6 million for the write-off of debt issuance costs and discounts associated with the NFC Term Loan. (I) During 2020 and 2019, we purchased group annuity contracts for certain retired pension plan participants resulting in plan remeasurements. As a result, we recorded pension settlement charges of $7 million and $142 million, respectively, in Other expense, net in Corporate. (J) During 2020 and 2019, we recorded interest income of $1 million and $3 million, respectively, in Other expense, net derived from the prior year settlement of a business economic loss claim. (K) Tax effect is calculated by excluding the tax impact of the non-GAAP adjustments from the tax provision calculations. SEC Regulation G Non-GAAP Reconciliation